UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     February 2, 2005

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9356	23-2432497

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5002 Buckeye Road
P.O. Box 368
Emmaus, PA	18049

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (484) 232-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On February 2, 2005, the Partnership issued a press release discussing a fire that was reported on February 1, 2005 near Allentown, Pennsylvania, along a pipeline that the Partnership has agreed to acquire from Exxon Mobil Corporation. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

     This report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated February 2, 2005, “Allentown Pipeline Junction Release.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

	By:	Buckeye GP LLC,
its General Partner

		By:	/s/ Stephen C. Muther

Stephen C. Muther Senior Vice President Administration, General Counsel and Secretary
Dated: February 2, 2005

Exhibit Index

Exhibit

99.1     Press Release dated February 2, 2005, “Allentown Pipeline Junction Release.”